COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2011
Commitments And Contingent Liabilities [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

17)       COMMITMENTS AND CONTINGENT LIABILITIES

Debt Maturities

At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

Leases

The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

Restructuring

As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

	December 31,
	2011	2010	2009

	(In Millions)

Balance, beginning of year	$11	$20	$60
Additions	79	13	55
Cash payments	(43)	(17)	(88)
Other reductions	(3)	(5)	(7)
Balance, End of Year	$44	$11	$20

During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

Guarantees and Other Commitments

The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator® products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the “Real Estate Fund”), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million.  As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.